EXHIBIT 99.1

TTM Technologies, Inc. Reports Second Quarter 2015 Results

COSTA MESA, Calif., Aug. 5, 2015 (GLOBE NEWSWIRE) -- TTM Technologies, Inc. (Nasdaq:TTMI), a major global printed circuit board ("PCB") manufacturer, today reported results for the second quarter 2015, which ended June 29, 2015. Results for the period reflect approximately one month of consolidated results from the acquisition of Viasystems Group, Inc. ("Viasystems"), completed on June 1, 2015.

Second Quarter 2015 Highlights

-  Completed the acquisition of Viasystems on June 1, 2015

-  Net sales were $445.4 million

-  GAAP net loss was $36.6 million, or $0.41 per share

-  Non-GAAP net income was $14.9 million, or $0.17 per diluted share

Second Quarter 2015 Financial Results

Net sales for the second quarter of 2015 were $445.4 million compared to $329.2 million in the first quarter of 2015 and $297.6 million in the second quarter of 2014.

GAAP operating income for the second quarter of 2015 was a loss of $7.1 million compared to GAAP operating income of $8.3 million in the first quarter of 2015 and $3.2 million in the second quarter of 2014.

GAAP net loss for the second quarter of 2015 was $36.6 million, or $0.41 per share. This compares to GAAP net income of $3.4 million, or $0.04 per diluted share, in the first quarter of 2015 and a GAAP net loss of $3.1 million, or $0.04 per share, in the second quarter of 2014. The GAAP results were significantly impacted by approximately $46 million of expenses related to the acquisition of Viasystems.

On a non-GAAP basis, net income for the second quarter of 2015 was $14.9 million, or $0.17 per diluted share. This compares to non-GAAP net income of $10.8 million, or $0.13 per diluted share, for the first quarter of 2015 and $3.9 million, or $0.05 per diluted share, for the second quarter of 2014.

Adjusted EBITDA for the second quarter of 2015 was $59.7 million, or 13.4 percent of net sales, compared to adjusted EBITDA of $42.5 million, or 12.9 percent of net sales, for the first quarter of 2015 and $32.8 million, or 11 percent of net sales, for the second quarter of 2014.

"The second quarter results reflect the dramatic repositioning of the company as we successfully completed the Viasystems acquisition, which added $93 million of revenue in the quarter," said Tom Edman, CEO of TTM. "In addition, we delivered strong year-over-year organic revenue growth of 18% driven by continued robust demand in the cellular phone and networking end markets. Integration of Viasystems is progressing on plan as our combined TTM focuses on operational execution for our global customer base."

Mr. Edman continued, "We enter the third quarter excited about our significantly expanded position in the automotive market and continued strength in the aerospace and defense, medical, industrial and instrumentation, cellular phone and networking/telecom end markets. As one of the world's leading PCB manufacturers, we now have greater scale and diversity in our end markets and customer base."

Business Outlook

For the third quarter of 2015, TTM estimates that revenue will be in the range of $640 million to $680 million, and non-GAAP net income will be in the range of $0.14 to $0.20 per diluted share.

To Access the Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss second quarter 2015 results and third quarter 2015 outlook on Wednesday, August 5, 2015, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call may include forward-looking statements.

Telephone access is available by dialing domestic 1-888-503-8175 or international 1-719-325-2458 (ID 5927975). The conference call also will be webcast on TTM's website at www.ttm.com.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM's website at www.ttm.com.

About TTM

TTM Technologies, Inc. is a major global printed circuit board manufacturer, focusing on quick-turn and technologically advanced PCBs, backplane assemblies and electro-mechanical solutions. TTM stands for time-to-market, representing how TTM's time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM's current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM's control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the successful integration of Viasystems, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM's products, market pressures on prices of TTM's products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM's dependence upon a small number of customers and other "Risk Factors" and "Management's discussion and analysis of financial condition and Results of Operations" sections of the Company's public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM's adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM's ongoing financial performance.

Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, asset impairments, restructuring, costs related to acquisitions, and other charges. Management believes that the non-GAAP financial information – which adds back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt, acquisition-related costs, asset impairments, restructuring and other unusual or infrequent items as well as the associated tax impact of these charges and discrete tax items – provides additional useful information to investors regarding TTM's ongoing financial condition and results of operations.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure.  However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

- Tables Follow -

TTM TECHNOLOGIES, INC.
Selected Unaudited Financial Information
(In thousands, except per share data)

	Second Quarter		First Quarter	First Two Quarters
	2015	2014	2015	2015	2014

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

Net sales	$ 445,445	$ 297,635	$ 329,164	$ 774,609	$ 589,530
Cost of goods sold	384,255	259,035	277,605	661,860	512,424

Gross profit	61,190	38,600	51,559	112,749	77,106

Operating expenses:
Selling and marketing	12,301	8,637	9,455	21,756	17,960
General and administrative	52,009	22,647	33,990	85,999	45,165
Amortization of definite-lived intangibles	3,910	2,236	1,874	5,784	4,472
Restructuring charges	30	37	479	509	13
Impairment of long-lived assets	--	1,845	--	--	1,845
Gain on sale of asset	--	--	(2,504)	(2,504)	--
Total operating expenses	68,250	35,402	43,294	111,544	69,455

Operating income (loss)	(7,060)	3,198	8,265	1,205	7,651

Interest expense	(12,778)	(5,915)	(5,765)	(18,543)	(12,121)
Loss on extinguishment of debt	(802)	--	--	(802)	(506)
Other, net	681	121	(415)	266	(3,274)

Income (loss) before income taxes	(19,959)	(2,596)	2,085	(17,874)	(8,250)
Income tax (provision) benefit	(16,624)	(508)	1,361	(15,263)	1,347

Net income (loss)	$ (36,583)	$ (3,104)	$ 3,446	$ (33,137)	$ (6,903)

Net income attributable to noncontrolling interest	(29)	--	--	(29)	--
Net income (loss) attributable to stockholders	$ (36,612)	$ (3,104)	$ 3,446	$ (33,166)	$ (6,903)

Earnings (loss) per share attributable to stockholders:
Basic	$ (0.41)	$ (0.04)	$ 0.04	$ (0.38)	$ (0.08)
Diluted	$ (0.41)	$ (0.04)	$ 0.04	$ (0.38)	$ (0.08)

Weighted-average shares used in computing per share amounts:
Basic	88,834	83,336	83,603	86,218	83,130
Diluted	88,834	83,336	84,465	86,218	83,130

SELECTED BALANCE SHEET DATA
	June 29, 2015	December 29, 2014
Cash and cash equivalents, including restricted cash	$ 170,969	$ 279,042
Accounts and notes receivable, net	461,483	307,933
Inventories	295,340	145,187
Total current assets	982,609	798,123
Property, plant and equipment, net	1,181,434	754,718
Other non-current assets	515,793	48,448
Total assets	2,679,836	1,601,289

Short-term debt, including current portion of long-term debt	$ 87,126	$ 128,045
Accounts payable	378,490	217,326
Total current liabilities	671,565	496,012
Debt, net of discount	1,110,795	374,642
Total long-term liabilities	1,168,007	389,813
Total stockholders' equity	840,264	715,464
Total liabilities and stockholders' equity	2,679,836	1,601,289

SUPPLEMENTAL DATA
	Second Quarter		First Quarter	First Two Quarters
	2015	2014	2015	2015	2014
Gross margin	13.7%	13.0%	15.7%	14.6%	13.1%
Operating margin	(1.6)%	1.1%	2.5%	0.2%	1.3%

End Market Breakdown:
	Second Quarter		First Quarter
	2015	2014	2015

Aerospace/Defense	15%	18%	15%
Automotive	7%	2%	2%
Cellular Phone	24%	12%	30%
Computing/Storage/Peripherals	11%	14%	11%
Medical/Industrial/Instrumentation	12%	11%	9%
Networking/Communications	26%	40%	29%
Other	5%	3%	4%

Stock-based Compensation:
	Second Quarter		First Quarter
	2015	2014	2015
Amount included in:
Cost of goods sold	$ 243	$ 199	$ 225
Selling and marketing	269	253	271
General and administrative	1,802	1,479	1,544
Total stock-based compensation expense	$ 2,314	$ 1,931	$ 2,040

Operating Segment Data:
	Second Quarter		First Quarter
Net sales:	2015	2014	2015
Asia Pacific	$ 218,650	$ 166,699	$ 205,365
North America	133,794	131,594	124,321
Viasystems	93,194	--	--
Total sales	445,638	298,293	329,686
Inter-segment sales	(193)	(658)	(522)
Total net sales	$ 445,445	$ 297,635	$ 329,164

Operating segment income:
Asia Pacific	$ 13,654	$ (1,925)	$ 14,441
North America	(13,514)	7,359	(4,302)
Viasystems	(3,290)	--	--
Total operating segment income (loss)	(3,150)	5,434	10,139
Amortization of definite-lived intangibles	(3,910)	(2,236)	(1,874)
Total operating income (loss)	(7,060)	3,198	8,265
Total other expense	(12,899)	(5,794)	(6,180)
Income (loss) before income taxes	$ (19,959)	$ (2,596)	$ 2,085

RECONCILIATIONS[1]
	Second Quarter		First Quarter	First Two Quarters
	2015	2014	2015	2015	2014
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$ 61,190	$ 38,600	$ 51,559	$ 112,749	$ 77,106
Add back item:
Inventory markup and PP&E step up	7,408	--	--	7,408	--
Stock-based compensation	243	199	225	468	462
Non-GAAP gross profit	$ 68,841	$ 38,799	$ 51,784	$ 120,625	$ 77,568
Non-GAAP gross margin	15.5%	13.0%	15.7%	15.6%	13.2%

Non-GAAP operating income reconciliation[3]:
GAAP operating income (loss)	$ (7,060)	$ 3,198	$ 8,265	$ 1,205	$ 7,651
Add back items:
Amortization of definite-lived intangibles	3,910	2,236	1,874	5,784	4,472
Stock-based compensation	2,314	1,931	2,040	4,354	4,099
Gain on sale of asset	--	--	(2,504)	(2,504)	--
Acquisition-related costs	22,627	--	8,235	30,862	--
Inventory markup and PP&E step up	7,408	--	--	7,408	--
Impairments and restructuring charges	30	1,882	479	509	1,858
Non-GAAP operating income	$ 29,229	$ 9,247	$ 18,389	$ 47,618	$ 18,080
Non-GAAP operating margin	6.6%	3.1%	5.6%	6.1%	3.1%

Non-GAAP net income and EPS attributable to stockholders reconciliation[4]:
GAAP net income (loss) attributable to stockholders	$ (36,612)	$ (3,104)	$ 3,446	$ (33,166)	$ (6,903)
Add back items:
Amortization of definite-lived intangibles	3,910	2,236	1,874	5,784	4,472
Stock-based compensation	2,314	1,931	2,040	4,354	4,099
Non-cash interest expense	3,289	2,509	2,625	5,914	5,032
Gain on sale of asset	--	--	(2,504)	(2,504)	--
Acquisition-related costs	22,627	--	8,235	30,862	--
Inventory markup and PP&E step up	7,408	--	--	7,408	--
Impairments, restructuring and other charges	832	1,882	479	1,311	2,364
Income taxes	11,110	(1,587)	(5,366)	5,744	(3,980)
Non-GAAP net income attributable to stockholders	$ 14,878	$ 3,867	$ 10,829	$ 25,707	$ 5,084
Non-GAAP earnings per diluted share attributable to stockholders	$ 0.17	$ 0.05	$ 0.13	$ 0.29	$ 0.06

Adjusted EBITDA reconciliation[5]:
GAAP net income (loss)	$ (36,583)	$ (3,104)	$ 3,446	$ (33,137)	$ (6,903)
Add back items:
Income tax provision (benefit)	16,624	508	(1,361)	15,263	(1,347)
Interest expense	12,778	5,915	5,765	18,543	12,121
Amortization of definite-lived intangibles	3,910	2,236	1,874	5,784	4,472
Depreciation expense	29,776	23,437	24,536	54,312	47,144
Stock-based compensation	2,314	1,931	2,040	4,354	4,099
Gain on sale of asset	--	--	(2,504)	(2,504)	--
Acquisition-related costs	22,627	--	8,235	30,862	--
Inventory markup and PP&E step up	7,408	--	--	7,408	--
Impairments, restructuring and other charges	832	1,882	479	1,311	2,364
Adjusted EBITDA	$ 59,686	$ 32,805	$ 42,510	$ 102,196	$ 61,950
Adjusted EBITDA margin	13.4%	11.0%	12.9%	13.2%	10.5%

[1] This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income attributable to stockholders, non-GAAP EPS attributable to stockholders, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.

[2] Non-GAAP gross profit and gross margin measures exclude stock-based compensation expense, inventory markup and PP&E step up.

[3] Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges.

[4] This information provides non-GAAP net income attributable to stockholders and non-GAAP EPS attributable to stockholders, which are non-GAAP financial measures. Management believes that both measures -- which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges as well as the associated tax impact of these charges and discrete tax items -- provide additional useful information to investors regarding the Company's ongoing financial condition and results of operations.

[5] Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.
CONTACT: Todd Schull, CFO
         714-327-3000